October 27, 2014                                        Exhibit 99.1
Park National Corporation reports third quarter 2014
financial results and declares dividend
Park National Bank increases loans, assets and net income
NEWARK, Ohio − Park National Corporation (Park) (NYSE MKT: PRK) today announced financial results for the three months (third quarter) and nine months ended September 30, 2014. While Park reported its net income for the nine-month period was nearly the same as the previous year, its banking subsidiary posted increases in net income due to the impact of continued loan growth. Park's board of directors declared a quarterly cash dividend of $0.94 per common share, payable on December 10, 2014 to common shareholders of record as of November 21, 2014.
Net income for the third quarter of 2014 was $18.3 million, compared to $19.0 million for the same period in 2013, a decrease of $700,000, or 3.7 percent. Net income per diluted common share for the third quarter of 2014 was $1.19, compared to $1.23 in the same period of 2013.
Net income for the nine months ended September 30, 2014 was $59.7 million, compared to $59.8 million for the same period in 2013. Net income per diluted common share was $3.88 for the first nine months of both 2014 and 2013.
The Park National Bank Results
Park's community-banking subsidiary, The Park National Bank, reported net income of $61.0 million for the nine months ended September 30, 2014, compared to net income of $57.5 million for the same period of 2013. The Park National Bank had total assets of $6.9 billion at September 30, 2014 and $6.6 billion at September 30, 2013. This performance generated a return on average assets of 1.22 percent and 1.17 percent for the bank for the periods ended September 30, 2014 and 2013, respectively.
The Park National Bank loan portfolio continued its steady growth during the third quarter and first nine months of 2014. Loans outstanding at September 30, 2014 were $4.72 billion, compared to $4.67 billion at June 30, 2014, an increase of $49 million or an annualized 4.14 percent. Loan growth through the first nine months of 2014 was $164 million, an annualized increase of 4.82 percent, compared to the $4.56 billion outstanding at December 31, 2013. The $164 million increase in loans through the first nine months of 2014 was largely due to new loans added in the consumer loan portfolio, which increased by approximately $158 million.
###

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $7.0 billion in total assets (as of September 30, 2014). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the United States federal government, including interest rate policies of the Federal Reserve; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2014, June 30, 2014, and September 30, 2013

	2014	2014	2013	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '14	3Q '13
INCOME STATEMENT:
Net interest income	$56,709	$56,561	$54,960	0.3%	3.2%
Provision for (recovery of) loan losses	4,501	(1,260)	2,498	N.M.	N.M.
Other income	19,396	19,671	17,396	(1.4)%	11.5%
Other expense	46,903	48,196	44,715	(2.7)%	4.9%
Income before income taxes	$24,701	$29,296	$25,143	(15.7)%	(1.8)%
Income taxes	6,398	7,469	6,114	(14.3)%	4.6%
Net income	$18,303	$21,827	$19,029	(16.1)%	(3.8)%

MARKET DATA:
Earnings per common share - basic (b)	$1.19	$1.42	$1.23	(16.2)%	(3.3)%
Earnings per common share - diluted (b)	1.19	1.42	1.23	(16.2)%	(3.3)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	44.70	44.63	41.06	0.2%	8.9%
Stock price per common share at period end	75.42	77.20	79.08	(2.3)%	(4.6)%
Market capitalization at period end	1,160,896	1,188,295	1,218,778	(2.3)%	(4.7)%

Weighted average common shares - basic (a)	15,392,421	15,392,435	15,411,972	—%	(0.1)%
Weighted average common shares - diluted (a)	15,413,664	15,412,167	15,411,972	—%	—%
Common shares outstanding at period end	15,392,413	15,392,425	15,411,963	—%	(0.1)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.05%	1.29%	1.12%	(18.6)%	(6.3)%
Return on average common equity (a)(b)	10.51%	12.93%	11.84%	(18.7)%	(11.2)%
Yield on loans	4.80%	4.91%	4.95%	(2.2)%	(3.0)%
Yield on investments	2.54%	2.60%	2.55%	(2.3)%	(0.4)%
Yield on money markets	0.25%	0.25%	0.25%	—%	—%
Yield on earning assets	4.17%	4.28%	4.19%	(2.6)%	(0.5)%
Cost of interest bearing deposits	0.27%	0.27%	0.33%	—%	(18.2)%
Cost of borrowings	2.58%	2.60%	2.54%	(0.8)%	1.6%
Cost of paying liabilities	0.79%	0.81%	0.84%	(2.5)%	(6.0)%
Net interest margin	3.55%	3.65%	3.52%	(2.7)%	0.9%
Efficiency ratio (g)	61.46%	63.04%	61.57%	(2.5)%	(0.2)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.06%	1.31%	1.13%	(19.1)%	(6.2)%
Annualized return on average tangible common equity (a)(b)(c)	11.74%	14.47%	13.36%	(18.9)%	(12.1)%
Tangible common book value per common share (d)	$40.00	$39.93	$36.36	0.2%	10.0%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended September 30, 2014, June 30, 2014, and September 30, 2013

				Percent change vs.
BALANCE SHEET:	September 30, 2014	June 30, 2014	September 30, 2013	2Q '14	3Q '13

Investment securities	$1,472,625	$1,417,910	$1,389,387	3.9%	6.0%
Loans	4,770,433	4,728,910	4,566,966	0.9%	4.5%
Allowance for loan losses	57,674	57,911	57,894	(0.4)%	(0.4)%
Goodwill and other intangibles	72,334	72,334	72,334	—%	—%
Other real estate owned	19,185	23,909	35,412	(19.8)%	(45.8)%
Loans held for sale	28,606	6,577	6,571	N.M.	N.M.
Total assets	7,013,272	6,789,173	6,705,891	3.3%	4.6%
Total deposits	5,129,004	4,927,211	4,850,692	4.1%	5.7%
Borrowings	1,137,653	1,118,404	1,162,091	1.7%	(2.1)%
Shareholders' equity	688,016	686,971	632,745	0.2%	8.7%
Common equity	688,016	686,971	632,745	0.2%	8.7%
Tangible common equity (d)	615,682	614,637	560,411	0.2%	9.9%
Nonperforming loans	119,393	142,902	162,522	(16.5)%	(26.5)%
Nonperforming including loans held for sale	141,378	142,902	162,522	(1.1)%	(13.0)%
Nonperforming assets	160,563	166,811	197,934	(3.7)%	(18.9)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	68.02%	69.65%	68.10%	(2.3)%	(0.1)%
Nonperforming loans as a % of period end loans	2.50%	3.02%	3.56%	(17.2)%	(29.8)%
Nonperforming assets / Period end loans + OREO	3.35%	3.51%	4.30%	(4.6)%	(22.1)%
Allowance for loan losses as a % of period end loans	1.21%	1.22%	1.27%	(0.8)%	(4.7)%
Net loan charge-offs (recoveries)	$4,738	$1,086	$(285)	N.M.	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	0.39%	0.09%	(0.02)%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.81%	10.12%	9.44%	(3.1)%	3.9%
Common equity / Period end assets	9.81%	10.12%	9.44%	(3.1)%	3.9%
Tangible common equity (d) / Tangible assets (f)	8.87%	9.15%	8.45%	(3.1)%	5.0%
Average equity / Average assets (a)	10.01%	10.00%	9.46%	0.1%	5.8%
Average equity / Average loans (a)	14.49%	14.48%	14.04%	0.1%	3.2%
Average loans / Average deposits (a)	95.04%	95.12%	92.77%	(0.1)%	2.4%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2014 and 2013

(in thousands, except share and per share data)	2014	2013	Percent change vs. 2013
INCOME STATEMENT:
Net interest income	$167,750	$165,125	1.6%
Provision for loan losses	1,016	3,500	N.M.
Other income	55,715	55,499	0.4%
Other expense	142,797	137,383	3.9%
Income before income taxes	$79,652	$79,741	(0.1)%
Income taxes	19,903	19,968	(0.3)%
Net income	$59,749	$59,773	—%

MARKET DATA:
Earnings per common share - basic (b)	$3.88	$3.88	—%
Earnings per common share - diluted (b)	3.88	3.88	—%
Cash dividends per common share	2.82	2.82	—%

Weighted average common shares - basic (a)	15,395,320	15,411,981	(0.1)%
Weighted average common shares - diluted (a)	15,413,625	15,411,981	—%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.17%	1.19%	(1.7)%
Return on average common equity (a)(b)	11.80%	12.32%	(4.2)%
Yield on loans	4.85%	5.05%	(4.0)%
Yield on investments	2.60%	2.72%	(4.4)%
Yield on earning assets	4.21%	4.30%	(2.1)%
Cost of interest bearing deposits	0.28%	0.36%	(22.2)%
Cost of borrowings	2.60%	2.60%	—%
Cost of paying liabilities	0.81%	0.87%	(6.9)%
Net interest margin (g)	3.58%	3.61%	(0.8)%
Efficiency ratio (g)	63.72%	61.98%	2.8%

ASSET QUALITY RATIOS:
Net loan charge-offs	$2,810	$1,143	N.M.
Annualized net loan charge-offs as a % of average loans (a)	0.08%	0.03%	N.M.

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.93%	9.68%	2.6%
Average stockholders' equity / Average loans (a)	14.45%	14.45%	—%
Average loans / Average deposits (a)	94.58%	92.28%	2.5%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.18%	1.21%	(2.5)%
Annualized return on average tangible common equity (a)(b)(c)	13.22%	13.88%	(4.8)%
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended September 30, 2014, June 30, 2014 and September 30, 2013.
(b) Reported measure uses net income available to common shareholders.
(c) Net income for each period divided by average tangible common equity during the period. Average tangible common equity equals average shareholders' equity during the applicable period less average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
AVERAGE SHAREHOLDERS' EQUITY	$691,085	$677,226	$637,529	$676,806	$648,446
Less: Average goodwill and other intangibles	72,334	72,334	72,397	72,334	72,508
AVERAGE TANGIBLE COMMON EQUITY	$618,751	$604,892	$565,132	$604,472	$575,938

(d) Tangible common book value divided by common shares outstanding at period end. Tangible common equity equals ending shareholders' equity less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	September 30, 2014	June 30, 2014	September 30, 2013
SHAREHOLDERS' EQUITY	$688,016	$686,971	$632,745
Less: Goodwill and other intangibles	72,334	72,334	72,334
TANGIBLE COMMON EQUITY	$615,682	$614,637	$560,411

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
AVERAGE ASSETS	$6,903,127	$6,774,390	$6,739,055	$6,815,274	$6,701,287
Less: Average goodwill and other intangibles	72,334	72,334	72,397	72,334	72,508
AVERAGE TANGIBLE ASSETS	$6,830,793	$6,702,056	$6,666,658	$6,742,940	$6,628,779

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2014	June 30, 2014	September 30, 2013
TOTAL ASSETS	$7,013,272	$6,789,173	$6,705,891
Less: Goodwill and other intangibles	72,334	72,334	72,334
TANGIBLE ASSETS	$6,940,938	$6,716,839	$6,633,557

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Interest income	$66,622	$66,363	$65,410	$197,327	$196,881
Fully taxable equivalent adjustment	209	221	273	653	1,029
Fully taxable equivalent interest income	$66,831	$66,584	$65,683	$197,980	$197,910
Interest expense	9,913	9,802	10,450	29,577	31,756
Fully taxable equivalent net interest income	$56,918	$56,782	$55,233	$168,403	$166,154

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2014	2013	2014	2013

Interest income:
Interest and fees on loans	57,492	56,337	169,249	168,500
Interest on:
Obligations of U.S. Government, its agencies
and other securities	9,011	8,880	27,758	27,795
Obligations of states and political subdivisions	—	7	3	40
Other interest income	119	186	317	546
Total interest income	66,622	65,410	197,327	196,881

Interest expense:
Interest on deposits:
Demand and savings deposits	440	422	1,232	1,391
Time deposits	2,136	2,729	6,547	8,719
Interest on borrowings	7,337	7,299	21,798	21,646
Total interest expense	9,913	10,450	29,577	31,756

Net interest income	56,709	54,960	167,750	165,125

Provision for loan losses	4,501	2,498	1,016	3,500

Net interest income after provision for loan losses	52,208	52,462	166,734	161,625

Other income	19,396	17,396	55,715	55,499

Other expense	46,903	44,715	142,797	137,383

Income before income taxes	24,701	25,143	79,652	79,741

Income taxes	6,398	6,114	19,903	19,968

Net income	18,303	19,029	59,749	59,773

Per Common Share:
Net income - basic	1.19	1.23	3.88	3.88
Net income - diluted	1.19	1.23	3.88	3.88

Weighted average shares - basic	15,392,421	15,411,972	15,395,320	15,411,981
Weighted average shares - diluted	15,413,664	15,411,972	15,413,625	15,411,981

Cash Dividends Declared	0.94	0.94	2.82	2.82

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2014	December 31, 2013

Assets

Cash and due from banks	$101,760	$129,078
Money market instruments	201,526	17,952
Investment securities	1,472,625	1,424,234
Loans held for sale	28,606	1,666
Loans	4,770,433	4,618,839
Allowance for loan losses	(57,674)	(59,468)
Loans, net	4,712,759	4,559,371
Bank premises and equipment, net	54,654	55,278
Goodwill and other intangibles	72,334	72,334
Other real estate owned	19,185	34,636
Other assets	349,823	343,798
Total assets	$7,013,272	$6,638,347

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,175,991	$1,193,553
Interest bearing	3,953,013	3,596,441
Total deposits	5,129,004	4,789,994
Borrowings	1,137,653	1,132,820
Other liabilities	58,599	63,786
Total liabilities	$6,325,256	$5,986,600

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at September 30, 2014 and December 31, 2013)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2014 and 2013; 16,150,902 shares issued at September 30, 2014 and 16,150,941 shares issued at December 31, 2013)	303,003	302,651
Accumulated other comprehensive loss, net of taxes	(14,304)	(35,419)
Retained earnings	476,930	460,643
Treasury shares (758,489 shares at September 30, 2014 and 738,989 at December 31, 2013)	(77,613)	(76,128)
Total shareholders' equity	$688,016	$651,747

Total liabilities and shareholders' equity	$7,013,272	$6,638,347

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2014	2013	2014	2013

Assets

Cash and due from banks	$110,023	$108,813	$110,120	$110,847
Money market instruments	185,899	295,634	168,066	293,511
Investment securities	1,396,880	1,359,690	1,407,734	1,370,627
Loans	4,768,253	4,539,685	4,685,235	4,487,756
Allowance for loan losses	(57,949)	(55,697)	(58,969)	(56,186)
Loans, net	4,710,304	4,483,988	4,626,266	4,431,570
Bank premises and equipment, net	55,133	56,643	55,465	56,352
Goodwill and other intangibles	72,334	72,397	72,334	72,508
Other real estate owned	22,340	36,363	28,406	35,446
Other assets	350,214	325,527	346,883	330,426
Total assets	$6,903,127	$6,739,055	$6,815,274	$6,701,287

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,170,280	$1,096,178	$1,173,091	$1,101,929
Interest bearing	3,846,846	3,797,118	3,780,717	3,761,111
Total deposits	5,017,126	4,893,296	4,953,808	4,863,040
Borrowings	1,130,133	1,137,877	1,122,926	1,114,113
Other liabilities	64,783	70,353	61,734	75,688
Total liabilities	$6,212,042	$6,101,526	$6,138,468	$6,052,841

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	302,870	302,652	302,762	302,653
Accumulated other comprehensive loss, net of taxes	(11,967)	(43,255)	(18,922)	(27,825)
Retained earnings	477,795	454,507	470,367	449,993
Treasury shares	(77,613)	(76,375)	(77,401)	(76,375)
Total shareholders' equity	$691,085	$637,529	$676,806	$648,446

Total liabilities and shareholders' equity	$6,903,127	$6,739,055	$6,815,274	$6,701,287

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2014	2014	2014	2013	2013
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$57,492	$57,004	$54,753	$57,038	$56,337
Interest on:
Obligations of U.S. Government, its agencies and other securities	9,011	9,271	9,476	8,911	8,880
Obligations of states and political subdivisions	—	1	2	4	7
Other interest income	119	87	111	113	186
Total interest income	66,622	66,363	64,342	66,066	65,410

Interest expense:
Interest on deposits:
Demand and savings deposits	440	399	393	382	422
Time deposits	2,136	2,133	2,278	2,516	2,729
Interest on borrowings	7,337	7,270	7,191	7,268	7,299
Total interest expense	9,913	9,802	9,862	10,166	10,450

Net interest income	56,709	56,561	54,480	55,900	54,960

Provision for (recovery of) loan losses	4,501	(1,260)	(2,225)	(85)	2,498

Net interest income after provision for (recovery of) loan losses	52,208	57,821	56,705	55,985	52,462

Other income	19,396	19,671	16,648	17,778	17,396

Other expense	46,903	48,196	47,698	51,146	44,715

Income before income taxes	24,701	29,296	25,655	22,617	25,143

Income taxes	6,398	7,469	6,036	5,163	6,114

Net income	$18,303	$21,827	$19,619	$17,454	$19,029

Per Common Share:
Net income - basic	$1.19	$1.42	$1.27	$1.13	$1.23
Net income - diluted	$1.19	$1.42	$1.27	$1.13	$1.23

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2014	2014	2014	2013	2013
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$4,734	$4,825	$4,541	$4,590	$4,139
Service charges on deposits	4,171	3,942	3,659	4,169	4,255
Other service income	2,450	2,527	1,918	2,185	3,391
Checkcard fee income	3,431	3,493	3,213	3,330	3,326
Bank owned life insurance income	1,420	1,026	1,262	1,274	1,311
OREO valuation adjustments	(935)	(675)	(416)	(951)	(2,030)
Gain on the sale of OREO, net	2,149	2,603	706	358	895
Miscellaneous	1,976	1,930	1,765	2,823	2,109
Total other income	$19,396	$19,671	$16,648	$17,778	$17,396

Other expense:
Salaries and employee benefits	$26,243	$26,140	$25,060	$25,115	$25,871
Net occupancy expense	2,339	2,457	2,832	2,415	2,348
Furniture and equipment expense	2,870	2,994	2,998	3,022	2,639
Data processing fees	1,281	1,121	1,114	1,064	1,042
Professional fees and services	6,934	8,168	6,283	10,520	5,601
Amortization of intangibles	—	—	—	—	112
Marketing	1,087	1,006	1,118	1,126	863
Insurance	1,396	1,467	1,447	1,391	1,174
Communication	1,304	1,293	1,343	1,489	1,268
Miscellaneous	3,449	3,550	5,503	5,004	3,797
Total other expense	$46,903	$48,196	$47,698	$51,146	$44,715

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended				Year ended December 31,
(in thousands, except ratios)	September 30, 2014		June 30, 2014	March 31, 2014	2013	2012		2011	2010

Allowance for loan losses:
Allowance for loan losses, beginning of period	$57,911		$60,257	$59,468	$55,537	$68,444		$143,575	$116,717
Transfer of loans at fair value	—		—	—	—	—		(219)	—
Transfer of allowance to held for sale	—		—	—	—	—		(13,100)	—
Charge-offs	8,323	(B)	7,695	3,827	19,153	61,268	(A)	133,882	66,314
Recoveries	3,585		6,609	6,841	19,669	12,942		8,798	6,092
Net charge-offs (recoveries)	4,738		1,086	(3,014)	(516)	48,326		125,084	60,222
Provision for (recovery of) loan losses	4,501		(1,260)	(2,225)	3,415	35,419		63,272	87,080
Allowance for loan losses, end of period	$57,674		$57,911	$60,257	$59,468	$55,537		$68,444	$143,575
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.
(B) Quarter ended September 30, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$57,674		$57,911	$60,257	$59,468	$55,537		$68,444	$143,575
Specific reserves	4,120		6,343	11,322	10,451	8,276		15,935	66,904
General reserves	$53,554		$51,568	$48,935	$49,017	$47,261		$52,509	$76,671

Total loans	$4,770,433		$4,728,910	$4,620,416	$4,618,839	$4,424,579		$4,305,564	$4,724,345
Impaired commercial loans	76,198		95,974	105,833	112,304	137,238		187,074	250,933
Total loans less impaired commercial loans	$4,694,235		$4,632,936	$4,514,583	$4,506,535	$4,287,341		$4,118,490	$4,473,412

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized for quarterly periods)	0.39%		0.09%	(0.27)%	(0.01)%	1.10%		2.65%	1.30%
Allowance for loan losses as a % of period end loans	1.21%		1.22%	1.30%	1.29%	1.26%		1.59%	3.04%
General reserves as a % of total loans less impaired commercial loans	1.14%		1.11%	1.08%	1.09%	1.10%		1.27%	1.71%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$100,471		$118,895	$128,026	$135,216	$155,536		$195,106	$289,268
Accruing troubled debt restructuring	17,135		17,514	17,957	18,747	29,800		28,607	—
Loans past due 90 days or more	1,787		6,493	1,289	1,677	2,970		3,489	3,590
Total nonperforming loans	$119,393		$142,902	$147,272	$155,640	$188,306		$227,202	$292,858
Loans held for sale	21,985		—	—	—	—		—	—
Total nonperforming loans, including loans held for sale	$141,378		$142,902	$147,272	$155,640	$188,306		$227,202	$292,858
Other real estate owned - Park National Bank	7,082		7,727	12,486	11,412	14,715		13,240	8,385
Other real estate owned - SEPH	12,103		16,182	22,626	23,224	21,003		29,032	—
Other real estate owned - Vision Bank	—		—	—	—	—		—	33,324
Total nonperforming assets	$160,563		$166,811	$182,384	$190,276	$224,024		$269,474	$334,567
Percentage of nonaccrual loans to period end loans	2.11%		2.51%	2.77%	2.93%	3.52%		4.53%	6.12%
Percentage of nonperforming loans to period end loans	2.50%		3.02%	3.19%	3.37%	4.26%		5.28%	6.20%
Percentage of nonperforming assets to period end loans	3.37%		3.53%	3.95%	4.12%	5.06%		6.26%	7.08%
Percentage of nonperforming assets to period end assets	2.29%		2.46%	2.68%	2.87%	3.37%		3.86%	4.59%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2014	June 30, 2014	March 31, 2014	2013	2012	2011	2010

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$77,160	$89,231	$96,672	$99,108	$100,244	$96,113	$117,815
Accruing troubled debt restructuring	17,038	17,417	17,860	18,747	29,800	26,342	—
Loans past due 90 days or more	1,787	6,493	1,289	1,677	2,970	3,367	3,226
Total nonperforming loans	$95,985	$113,141	$115,821	$119,532	$133,014	$125,822	$121,041
Loans held for sale	15,475	—	—	—	—	—	—
Total nonperforming loans, including loans held for sale	$111,460	$113,141	$115,821	$119,532	$133,014	$125,822	$121,041
Other real estate owned - Park National Bank	7,082	7,727	12,486	11,412	14,715	13,240	8,385
Total nonperforming assets	$118,542	$120,868	$128,307	$130,944	$147,729	$139,062	$129,426
Percentage of nonaccrual loans to period end loans	1.63%	1.90%	2.11%	2.16%	2.30%	2.30%	2.88%
Percentage of nonperforming loans to period end loans	2.02%	2.41%	2.52%	2.61%	3.05%	3.00%	2.96%
Percentage of nonperforming assets to period end loans	2.50%	2.57%	2.80%	2.86%	3.38%	3.32%	3.16%
Percentage of nonperforming assets to period end assets	1.71%	1.81%	1.91%	2.00%	2.27%	2.21%	1.99%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, 2012, and 2011):
Nonaccrual loans	$23,311	$29,664	$31,354	$36,108	$55,292	$98,993	$171,453
Accruing troubled debt restructuring	97	97	97	—	—	2,265	—
Loans past due 90 days or more	—	—	—	—	—	122	364
Total nonperforming loans	$23,408	$29,761	$31,451	$36,108	$55,292	$101,380	$171,817
Loans held for sale	6,511	—	—	—	—	—	—
Total nonperforming loans, including loans held for sale	$29,919	$29,761	$31,451	$36,108	$55,292	$101,380	$171,817
Other real estate owned - Vision Bank	—	—	—	—	—	—	33,324
Other real estate owned - SEPH	12,103	16,182	22,626	23,224	21,003	29,032	—
Total nonperforming assets	$42,022	$45,943	$54,077	$59,332	$76,295	$130,412	$205,141
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	27.02%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	27.07%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	32.32%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	N.M.	N.M.	N.M.	25.90%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2014	June 30, 2014	March 31, 2014	2013	2012	2011	2010

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$118,895	$128,026	$135,216	$155,536	$195,106	$289,268	$233,544
New nonaccrual loans	25,739	14,785	12,875	67,398	83,204	124,158	175,175
Resolved nonaccrual loans	22,178	23,916	20,065	87,718	122,774	218,320	119,451
Loans transferred to held for sale	21,985	—	—	—	—	—	—
Nonaccrual loans, end of period	$100,471	$118,895	$128,026	$135,216	$155,536	$195,106	$289,268

New nonaccrual loan information - Ohio - based operations
Nonaccrual loans, beginning of period	$89,231	$96,672	$99,108	$100,244	$96,113	$117,815	$85,197
New nonaccrual loans - Ohio-based operations	25,069	14,785	12,875	66,197	68,960	78,316	85,081
Resolved nonaccrual loans	21,665	22,226	15,311	67,333	64,829	100,018	52,463
Loans transferred to held for sale	15,475	—	—	—	—	—	—
Nonaccrual loans, end of period	$77,160	$89,231	$96,672	$99,108	$100,244	$96,113	$117,815

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$29,664	$31,354	$36,108	$55,292	$98,993	$171,453	$148,347
New nonaccrual loans - SEPH/Vision Bank	670	—	—	1,201	14,243	45,842	90,094
Resolved nonaccrual loans	512	1,690	4,754	20,385	57,944	118,302	66,988
Loans transferred to held for sale	6,511	—	—	—	—	—	—
Nonaccrual loans, end of period	$23,311	$29,664	$31,354	$36,108	$55,292	$98,993	$171,453

Impaired Commercial Loan Portfolio Information (period end): (1)
Unpaid principal balance	$120,773	$154,396	$160,199	$175,576	$242,345	$290,908	$304,534
Prior charge-offs	44,575	58,422	54,366	63,272	105,107	103,834	53,601
Remaining principal balance	76,198	95,974	105,833	112,304	137,238	187,074	250,933
Specific reserves	4,120	6,343	11,322	10,451	8,276	15,935	66,904
Book value, after specific reserve	$72,078	$89,631	$94,511	$101,853	$128,962	$171,139	$184,029

(1) Excludes $22.0 million of commercial loans held for sale for the period ended September 30, 2014.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com